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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 28, 2000


                          Reliance Group Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     1-8278                     13-3082071
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

Park Avenue Plaza, New York, New York                                    10055
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code   212-909-1100
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          (Former Name or Former Address, if Changed Since Last Report)


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         This Current Report on Form 8-K is being filed by Reliance Group
Holdings, Inc., a Delaware corporation (the "Company").


Item 5.     Other Events.

         On February 29, 2000, the Company announced that George R. Baker, a member of the Company's Board of Directors and formerly Assistant to the Chairman of the Company, had been named President and Chief Executive Officer of the Company. On the same day, the Company announced that Saul P. Steinberg, the Company's Chairman, was stepping down as Chief Executive Officer of the Company, and that Robert S. Miller had resigned as President and a Director of the Company.

         The Company also announced that it had reached an agreement in principle to sell its Surety business to Travelers Property Casualty Corp. for $580 million in cash. The transaction, which is subject to the negotiation and execution of definitive agreements and customary corporate and regulatory approvals, is expected to close in the second quarter of 2000. The Company expects that the transaction will result in an after-tax GAAP gain of $250 million and an after-tax statutory gain of $300 million.

FORWARD LOOKING INFORMATION

Certain statements in this document may be considered to be "forward looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, such as statements that include the words "expects", "probable", "estimate", or similar expressions. Such statements are subject to certain risks and uncertainties. The factors which could cause actual results to differ materially from those suggested by any such statements include, but are not limited to, those discussed or identified from time to time in the Company's public filings with the Securities and Exchange Commission and specifically to: risks or uncertainties associated with general economic conditions including changes in interest rates and the performance of the financial markets, changes in domestic and foreign laws, regulations and taxes, changes in competition and pricing environments, regional or general changes in asset valuations, the occurrence of significant natural disasters, the inability to reinsure certain risks economically, the adequacy of loss reserves, as well as general market conditions, competition, pricing and restructurings.

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SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 6, 2000

                                                   RELIANCE GROUP HOLDINGS, INC.


                                                   By /s/ Lowell C. Freiberg
                                                     ---------------------------
                                                     Lowell C. Freiberg
                                                     Executive Vice President
                                                     and Chief Financial Officer